EXHIBIT 10.1

AMENDMENT AGREEMENT

by and among

The Ashmore Funds named herein

as LENDERS

Far East Energy (Bermuda), Ltd.

as BORROWER

Far East Energy Corporation

as GUARANTOR

Dated 05 October 2015

1

THIS AMENDMENT AGREEMENT (this “Agreement”) is dated 05 October 2015 and made among:

(1)	Far East Energy (Bermuda), Ltd. (the "Borrower")

(2)	Far East Energy Corporation (the "Guarantor"); and

(3)	The Ashmore Funds named herein (the “Lenders”)

PREAMBLE

(A)	A facility agreement was originally made and dated 28 November 2011 between the Guarantor, the Borrower and Standard Chartered Bank (“SCB”) and the rights and obligations of SCB under such under facility agreement, as amended, were transferred to the Lenders on 29 September 2015 (the "Original Facility Agreement").

(B)	Pursuant to recent discussions, the Lenders, the Borrower and the Guarantor wish to extend the repayment date set out in the Original Facility Agreement.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

(a)	Unless a contrary indication appears, a term defined in the Original Facility Agreement has the same meaning in this Agreement

(b)	The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

2.	AMENDMENTS

Effective on and from the date the conditions set out in Clause 4 below are satisfied,

(a)	the existing definition of “Termination Date” in the Original Facility Agreement shall be deleted in its entirety and replaced with the following:

“"Termination Date" means 29 March 2016.

(b)	clause 7.5 of the Facility Agreement shall be deleted in its entirety.

3.	DEFERRAL OF INTEREST PAYMENT AND ADDITIONAL PAYMENT

Effective on and from the date the conditions set out in Clause 4 below are satisfied, the due date for payment of the accrued interest on each Loan and the Additional Payment (as defined in the thirteenth extension agreement dated September 10, 2015) shall be extended to the new Termination Date mentioned in Clause 2.

4.	Conditions

It shall be a condition precedent to the effectiveness of the amendments and deferral of interest set out in Clauses 2 and 3 above that the Lenders have received all of the following documents in form and substance satisfactory to the Lenders:

(a)	a certified copy of the constitutional documents of each Obligor;

2

(b)	a certified copy of a resolution of the board of directors of each Obligor:

(i)	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;

(ii)	authorising a specified person or persons to execute this Agreement on its behalf;

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement; and

(iv)	in the case of the Guarantor, resolving that it is the best interests of the relevant guarantor to enter into the transactions contemplated by this Agreement;

(c)	a specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above;

(d)	a certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this Clause 4 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement; and

(e)	an executed, original, copy of this Agreement.

5.	CONFIRMATION

5.1	The Guarantor hereby acknowledges that it has read this Agreement and consents to its terms, and hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, its guarantee of the Borrower’s obligations under the Finance Documents (the “Guaranteed Obligations”) shall not be impaired or affected and such guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

5.2	The Obligors acknowledge and agree that (i) all liens evidenced by the Facility Agreement and the Security Documents are hereby ratified, confirmed and continued, (ii) the extension of maturity of the Loans pursuant to this Agreement and the execution of this Agreement shall not constitute a re-grant of any existing Security granted in connection with the Facility Agreement (“Existing Security”), (iii) the Existing Security shall remain in full force and effect after giving effect to this Agreement, and (iv) the Existing Security extends to the Guaranteed Obligations as amended pursuant to this Agreement.

6.	Governing Law

This Agreement is, and all non-contractual obligations arising from or connected with it are, governed by and construed in accordance with the laws of the State of New York. The Parties to this Agreement hereby submit to the exclusive jurisdiction of the courts of the State of New York for purpose of any dispute, claim, action or settlement arising hereunder.

3

7.	MISCELLANEOUS

7.1	Counterparts

This Agreement may be entered into and executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

7.2	Acknowledgement

By executing this Agreement, each party hereto acknowledges and accepts the amendment of the Original Facility Agreement to be effected pursuant to this Agreement.

4

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed in their respective names as of the date first above written.

BORROWER:

FAR EAST ENERGY (BERMUDA), LTD.

By:	/s/ Michael R. McElwrath
Name:	Michael R. McElwrath
Title:	Chairman

GUARANTOR:

FAR EAST ENERGY CORPORATION

By:	/s/ Michael R. McElwrath
Name:	Michael R. McElwrath
Title:	CEO and President

THE ORIGINAL LENDERS

Northern Trust (Guernsey) Limited as depositary and agent for and on behalf of ASHMORE EMERGING MARKETS CORPORATE HIGH YIELD FUND LIMITED

By:	/s/ Tom Humphries	/s/ Lucy Mahy
	Tom Humphries	Lucy Mahy
	Authorized Signatory	Authorized Signatory

Northern Trust (Guernsey) Limited as depositary and agent for and on behalf of ASHMORE EMERGING MARKETS DISTRESSED DEBT FUND LIMITED

By:	/s/ Tom Humphries	/s/ Lucy Mahy
	Tom Humphries	Lucy Mahy
	Authorized Signatory	Authorized Signatory

5

Northern Trust (Guernsey) Limited as custodian and agent for and on behalf of ASHMORE EMERGING MARKETS HIGH YIELD PLUS FUND LIMITED

By:	/s/ Tom Humphries	/s/ Lucy Mahy
	Tom Humphries	Lucy Mahy
	Authorized Signatory	Authorized Signatory

Northern Trust (Guernsey) Limited as custodian and agent for and on behalf of ASHMORE EMERGING MARKETS TRI ASSET FUND LIMITED

By:	/s/ Tom Humphries	/s/ Lucy Mahy
	Tom Humphries	Lucy Mahy
	Authorized Signatory	Authorized Signatory

Northern Trust (Guernsey) Limited as custodian and agent for and on behalf of ASHMORE GROWING MULTI STRATEGY FUND LIMITED

By:	/s/ Tom Humphries	/s/ Lucy Mahy
	Tom Humphries	Lucy Mahy
	Authorized Signatory	Authorized Signatory

Northern Trust (Guernsey) Limited as depositary and agent for and on behalf of ASSET HOLDER PCC LIMITED re ASHMORE EMERGING MARKETS LIQUID INVESTMENT PORTFOLIO

By:	/s/ Tom Humphries	/s/ Lucy Mahy
	Tom Humphries	Lucy Mahy
	Authorized Signatory	Authorized Signatory

The Northern Trust Company, London Branch as custodian and agent for and on behalf of ASHMORE EMERGING MARKETS DEBT FUND

By:	/s/ Trevor Amos
Trevor Amos
Authorized Signatory

Ashmore Investment Management Limited as agent for and on behalf of ARIA CO PTY LTD as Trustee for ARIA ALTERNATIVE ASSETS TRUST

By:	/s/ Garry Beaton
Garry Beaton
Authorized Signatory

Ashmore Investment Management Limited as agent for and on behalf of BT PENSION SCHEME TRUSTEES LIMITED AS TRUSTEE OF THE BT PENSION SCHEME

By:	/s/ Garry Beaton
Garry Beaton
Authorized Signatory

6

Ashmore Investment Advisors Limited as agent for and on behalf of ASHMORE FUNDS, a Massachusetts Business Trust, ON BEHALF OF ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

By:	/s/ Paul Robinson
Paul Robinson
Authorized Signatory

Ashmore Investment Advisors Limited as agent for and on behalf of ASHMORE FUNDS, a Massachusetts Business Trust, on behalf of ASHMORE EMERGING MARKETS TOTAL RETURN FUND

By:	/s/ Paul Robinson
Paul Robinson
Authorized Signatory

7